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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                February 20, 2004
                Date of Report (Date of earliest event reported)

                        ASSOCIATED MATERIALS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                                                  75-1872487
        Delaware                       0-24956                  (IRS Employer
(State of Incorporation)       (Commission File Number)      Identification No.)

                                 3773 State Road
                           Cuyahoga Falls, Ohio 44223
                     (Address of Principal Executive Office)

                                 (800) 257-4335
              (Registrant's Telephone Number, Including Area Code)
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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibit:

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
Exhibit
Number      Description
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

The following exhibit is not filed but is furnished as described below.

99.1 Pro Forma Consolidated Financial Statements of Associated Materials Incorporated for the year ended January 3, 2004 and the nine months ended September 27, 2003
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ITEM 9.     REGULATION FD DISCLOSURE

      Set forth in Exhibit 99.1 attached hereto are results for the year ended January 3, 2004 and for the nine months ended September 27, 2003 on a pro forma basis, which gives effect to the acquisition of Gentek Holdings, Inc. The information furnished in this report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSOCIATED MATERIALS INCORPORATED

DATE:  February 20, 2004                By:  /s/ D. Keith LaVanway
                                            ------------------------------------
                                             D. Keith LaVanway
                                             Vice President-Chief Financial
                                             Officer, Treasurer and Secretary

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